Exhibit 10.1

                             NOTE PURCHASE AGREEMENT

     This NOTE PURCHASE AGREEMENT (the "AGREEMENT") is dated as of April 2, 2014 (the "EFFECTIVE DATE"), and is entered into by and between YOPCP, LLC, a Colorado limited liability company (the "COMPANY") and Stevia Corp, a Nevada corporation ( "STEVIA").

                                    RECITALS

     WHEREAS, the Company desires to obtain funding from Stevia for a loan amount of two hundred fifty thousand U.S. dollars ($250,000) through the issuance of a senior secured convertible promissory note on the terms and conditions as set forth in the form of Senior Secured Convertible Promissory Note attached hereto as Exhibit A (the "NOTE").

     NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

1. THE NOTE

     1.1 ISSUANCE AND RECEIPT OF NOTE. Subject to the terms of this Agreement, in consideration for the purchase price of $250,000, the Company agrees to issue to Stevia the Note, delivered by the Company to Stevia, with a principal amount of $250,000 (the "LOAN AMOUNT"), such Note convertible into membership units of the Company (the "CONVERSION UNITS") in the circumstances and on the terms set forth in the Note.

     1.2 CONVERSION RIGHT. Stevia shall have the right to convert the Note, at its sole option, into Conversion Units in accordance with the terms and conditions set forth in the Note.

2. THE CLOSING

     2.1 CLOSING DATE. The closing of the issuance of the Note (the "CLOSING") shall be held on the Effective Date or such other date as Stevia and the Company mutually agree. The date of the Closing is referred to herein as the "CLOSING DATE."

     2.2 DELIVERY. At the Closing, (a) Stevia and the Company will deliver to each other (i) this executed Agreement; (ii) the executed Security Agreement in the form attached hereto as Exhibit B; and (iii) the executed Note, and (b) Stevia shall deliver the Loan Amount either in cash, by check or by wire transfer to an account designated by the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Stevia that except as set forth in the disclosure schedules delivered by the Company to Stevia (the "Disclosure Schedule") which have been provided to Stevia prior to the date hereof:

     3.1 DEFINITIONS. As used herein, the following terms will have the following meanings:

     "AFFILIATE"  means,  with  respect to any Person,  any other  Person  which
directly  or  indirectly  through  one  or  more  intermediaries   Controls,  is
controlled by, or is under common control with, such Person.

     "CONTROL" (including the terms "controlling," "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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     "COMPANY'S KNOWLEDGE" means the actual knowledge of the executive officers, managers or member managers (as defined in Rule 405 under the Securities Act of 1933, as amended (the "SECURITIES ACT")) of the Company, after due inquiry.

     "ENVIRONMENTAL AND SAFETY REQUIREMENTS" means, whenever in effect, all federal, state, local and foreign statutes, regulations, ordinances, codes and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

     "HAZARDOUS MATERIALS" means those substances, materials, and items, in any form, whether solid, liquid, gaseous, semisolid, or any combination thereof, whether waste materials, raw materials, chemicals, finished products, byproducts, or any other materials or articles, which are regulated by or form the basis of liability under any applicable Environmental and Safety Requirements including: (a) wastes, materials, chemicals, and substances defined as or included within the definition of "hazardous wastes," "hazardous substances," "pollutants," "contaminants," "hazardous materials," "hazardous chemicals," "extremely hazardous substances," "toxic substances," "toxic pollutants," "hazardous pollutants," "solid wastes," "industrial wastes," "medical wastes" or words of similar meaning or regulatory effect, under any applicable Environmental and Safety Requirements; and (b) asbestos in any form, PCBs, transformers or other equipment containing PCBs, petroleum (including, but not limited to, crude oil, petroleum-derived substances, gasoline, diesel fuel, waste oils, or breakdown or decomposition products thereof, or any fraction thereof), radioactive substances, radon gas, and urea formaldehyde.

     "MATERIAL ADVERSE EFFECT" shall mean any fact, change, event, factor, condition, circumstance, development or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), prospects or results of operations of a Party.

     "PERSON" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     "PROPRIETARY RIGHTS" means all of the following, in any jurisdiction throughout the world: (i) patents, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, extension or reexamination thereof; (ii) trademarks, service marks and trade dress, logos, slogans, and other indicia of origin, and all translations, adaptations, derivations and combinations of the foregoing, together with all goodwill associated therewith;
(iii) copyrights and copyrightable works; (iv) internet domain names; (v) registrations, applications for registration, and renewals of any of the foregoing; (vi) computer software (including source code and executable code), and tools, systems, data, databases and documentation; (vii) trade secrets and other confidential information, including ideas, recipes, know-how, processes and techniques, research and development information, drawings, specifications, designs, plans, proposals and technical data and manuals; and (viii) all copies and tangible embodiments of any of the foregoing (in whatever form or medium).

      "TAXES" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind

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whatsoever,  together with any interest and any  penalties,  additions to tax or additional amounts imposed by any governmental authority, domestic or foreign.

     "TAX RETURN" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

     3.2 ORGANIZATION AND STANDING. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite organizational power and authority to carry on its business as now conducted and proposed to be conducted.

     3.3 CORPORATE POWER AND AUTHORITY. The Company has all requisite legal and corporate power to enter into, execute, deliver and perform its obligations under this Agreement, the Security Agreement and the Note (collectively, the "TRANSACTION DOCUMENTS"). The Transaction Documents are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

     3.4 CAPITALIZATION.

     (a) The membership units of the Company (the "UNITS") consists of 1,000,000 Units issued and outstanding. All of the issued and outstanding Units have been duly authorized, are validly issued, fully paid and non-assessable. The capitalization structure of the Company is set forth on Schedule 3.4.

     (b) All of the issued and outstanding Units were issued in compliance with applicable laws.

     (c) Except as set forth on Schedule 3.4, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the Units of the Company or obligating the Company to issue or sell any Units or any other interest in, the Company. The Company does not have outstanding or authorized any unit appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, unit holder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Units.

     3.5 NO CONFLICTS. The execution, and delivery of the Transaction Documents and the performance of the transactions contemplated by the Transaction Documents, is not in conflict with and will not result in any material breach of any terms, conditions or provisions of, or constitute a material default under its corporate charter or other organizational document, as applicable, or any indenture, lease, agreement, order, judgment or other instrument to which Company is a party.

     3.6 USE OF PROCEEDS. The net proceeds of the issuance of the Note hereunder will be used by the Company for working capital and general corporate purposes.

     3.7 MATERIAL CONTRACTS.

     (a) Except as set forth on Schedule 3.7, the Company is not a party to any:

         (i) agreements with customers, vendors, suppliers or service providers, which resulted in payments to or by the Company in excess of $10,000 for any twelve (12) month period;

         (ii) agreement with any labor union or any bonus, pension, profit sharing, retirement or any other form of deferred compensation plan or any unit

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purchase,  phantom  unit,  unit  appreciation,  unit  option or similar  plan or practice, whether formal or informal, or any severance agreement or arrangement;

         (iii) agreement or indenture relating to indebtedness or to mortgaging, pledging or otherwise placing a lien on the Company's assets or letter of credit arrangements;

         (iv) agreements with respect to the lending or investing of funds;

         (v) inbound or outbound license or royalty agreements or other contracts to with respect to any Proprietary Rights;

         (vi) lease or agreement under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party for which the annual rental exceeds $5,000;

         (vii) lease or agreement under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company;

         (viii) other contract or group of related contracts with the same party continuing over a period of more than six months from the date or dates thereof, not terminable by the Company upon thirty (30) days' or less notice without penalty or involving more than $10,000;

         (ix) agreement which prohibits the Company from freely engaging in business anywhere in the world or that otherwise restricts any activities of the Company (including any co-existence or other agreement that restricts the use of any Proprietary Rights and any agreements that include "most-favored-nations" or similar provisions);

         (x) agreement relating to the marketing, advertising or promotion of the Company's products or services;

         (xi) franchise or agency agreements;

         (xii) agreements relating to ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

         (xiii) power of attorney;

         (xiv) agreement with any governmental authority;

         (xv) agreement not entered into in the ordinary course of business or that is material to the business, financial condition, results of operations or prospects of the Company which makes or receives annual payments of not less than $10,000;

         (xvi) agreement with any insider or any individual related by marriage or adoption to any such insider or any entity in which any such Person owns any beneficial interest; and

         (xvii) other agreement material to it, whether or not entered into in the ordinary course of business.

     (b) Except as specifically disclosed on Schedule 3.7(b), (i) to the Company's Knowledge, no Material Contract has been breached in any material respect or cancelled by the other party thereto, (ii) the Company has performed all obligations under each Material Contract required to be performed by the Company and there is no material breach of or default under any such Material

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Contract or, to the Company's Knowledge,  any event which, upon giving of notice or lapse of time or both, would constitute such a breach or default, (iii) each Material Contract is legal, valid, binding, enforceable and in full force and effect against the Company and, to the Company's Knowledge, each other party
thereto,   and  will  continue  as  such  following  the   consummation  of  the
transactions contemplated hereby (subject to bankruptcy, moratorium and similar laws and subject to the application of specific performance and other equitable principles), and (iv) the Company has no present expectation or intention of not fully performing any obligation pursuant to any Material Contract. For purposes of this Agreement, "Material Contract" means any leases and each contract, agreement or other commitment required to be listed on Schedule 3.7. The Company has heretofore delivered to Stevia a true and correct copy of all written Material Contracts (and a true and correct written description of all oral Material Contracts), together with all amendments, exhibits, attachments, waivers thereto.

     3.8 ACCOUNTS RECEIVABLE. Except as set forth on Schedule 3.8, all accounts and notes receivable reflected on the latest balance sheet of the Company (i) arise from sales actually made or services actually performed by the Company,
(ii) are reflected on the Financial Statements (net of allowances for doubtful accounts as reflected thereon), (iii) are or shall be valid receivables (subject to no counterclaims or offsets) arising in the ordinary course of business, and
(iv) are or shall be current as shown on the latest balance sheet of the Company and on the Financial Statements, as the case may be (net of allowances for doubtful accounts as reflected thereon).

     3.9 CUSTOMERS. Listed in Schedule 3.9 are the names and addresses of the ten most significant customers (by revenue) of the Company's business for the twelve-month period ended December 13, 2013 and the amount for which each such customer was invoiced during such period. The Company has not received any notice and has no reason to believe that any such top ten customer of the Company's business has ceased, or will cease, to purchase the products of the Company, or has substantially reduced, or will substantially reduce, the purchase of such products at any time.

     3.10 SUPPLIERS. Listed in Schedule 3.10 are the names and addresses of each of the ten most significant suppliers of raw materials, supplies, merchandise and other goods for the Company for the twelve-month period ended December 31, 2013 and the amount for which each such supplier invoiced the Company during such period. The Company has not received any notice and has no any reason to believe that any such supplier will not sell raw materials, supplies, merchandise and other goods to the Company on terms and conditions substantially similar to those used in its current sales to the Company, subject only to general and customary price increases.

     3.11 TAX MATTERS. Except as set forth on Schedule 3.11: (a) the Company has timely filed all federal, state, local and foreign income, information and other Tax Returns which are required to be filed; (b) all filed Tax Returns are true, complete and accurate in all material respects and accurately reflect the liabilities for Taxes of the Company; (c) all Taxes, assessments and other governmental charges imposed upon the Company, or upon any of the assets, income or franchises of the Company, have been timely paid or, if not yet payable, will be timely paid; (d) there are no actual or proposed Tax deficiencies, assessments or adjustments with respect to the business of the Company or any assets or operations of the Company; (e) no claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction; (f) the Company has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, member, or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed in all material respects; (g) the Company does not have any liability for Taxes of any Person under Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise; and (h) no federal, state, local, or non-U.S. Tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to the Company. Schedule
3.11 contains a list of all states, territories and jurisdictions (whether foreign or domestic) in which the Company is required to file Tax Returns.
Schedule 3.11 contains a list of each agreement, contract, plan, or other arrangement (whether or not written and whether or not an Employee Benefit Plan) (collectively a "Plan") to which the Company is a party that is a "nonqualified

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deferred compensation plan" subject to Code ss.409A. Each Plan complies with the requirements of Code ss.409A(a)(2), (3), and (4) and any IRS guidance issued thereunder and no amounts under any such Plan are or have been subject to the interest and additional tax set forth under Code ss.409A(a)(1)(B). The Company does not have any actual or potential obligation to reimburse or otherwise "gross-up" any Person for the interest or additional tax set forth under Code ss.409A(a)(1)(B).

     3.12 TITLE TO PROPERTIES. The Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them

     3.13 PROPRIETARY RIGHTS.

     (a) The Company owns and possesses, solely and exclusively, all right, title and interest in, to and under the Proprietary Rights, and has the valid and enforceable right to use the Proprietary Rights used or held in the conduct of the Company's business, free and clear of all liens.

     (b) Schedule 3.13(b) sets forth a complete and correct list of all of the following that are used in connection with the Company's business: (i) all issued patents and pending patent applications; (ii) all registrations and applications for registration of any copyrights; (iii) all trade names; (iv) all registrations and applications for registration of any trademarks, and all material unregistered trademarks; (v) all domain name registrations and (vi) all licenses or similar agreements or arrangements to which the Company is a party, either as licensee or licensor, with respect to any Proprietary Rights (other than agreements pertaining to unmodified, commercially available, off-the-shelf software with a replacement cost and/or annual license fee of less than $5,000) (and with respect to each of the foregoing subsections, identifying the owner, and if not the Company, the third party owner and licensor and the corresponding license agreement pursuant to which such Proprietary Right is used).

     (c) Except as set forth Schedule 3.13(c): (i) no claim contesting the validity, enforceability, registrability, patentability, use or ownership of any of the Proprietary Rights used in connection with the Company's business has been made or is currently outstanding and, to the Company's Knowledge, none is threatened; (ii) the conduct of the Company's business does not infringe, misappropriate or otherwise conflict with, and has not infringed, misappropriated, or otherwise conflicted with, the Proprietary Rights of any third party and the Company has not received any written notices of, nor is the Company aware of any facts which indicate a likelihood of, any claim of the same; and (iii) to the Company's Knowledge, no third party is infringing, misappropriating, or otherwise conflicting with, the Proprietary Rights used in connection with the Company's business.

     3.14 LITIGATION. There are no pending actions, suits or proceedings against or affecting the Company, or any of its properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated. Neither the Company, nor any manager, member manager or officer thereof, is or since its inception has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company's Knowledge, there is not pending or contemplated, any investigation by any regulatory body involving the Company or any current or former manager, member manager or officer of the Company.

     3.15 FINANCIAL STATEMENTS. The Company has made available to Stevia true and complete copies of the Company's audited financial statements for the years ending December 31, 2013 and 2012 (the "FINANCIAL Statements"). To the Company's Knowledge, the Financial Statements present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations for the periods shown, and such Financial

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Statements  have been  prepared  in  conformity  with  United  States  generally accepted accounting principles applied on a consistent basis ("GAAP"). To the Company's Knowledge, except as set forth in the Financial Statements, the Company has not incurred any material liabilities, contingent or otherwise, that are required by GAAP to be included in the Financial Statements, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such Financial Statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect on the Company.

     3.16 NO  DIRECTED  SELLING  EFFORTS OR GENERAL  SOLICITATION.  Neither  the
Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Note.

     3.17 NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Note under the Securities Act.

     3.18 DISCLOSURE. The Company has provided Stevia with all the information that Stevia has requested for deciding whether to purchase the Note and all information that the Company believes is reasonably necessary to enable Stevia to make such decision. Neither this Agreement nor any other Transaction Document nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in light of the circumstances in which they were made.

     3.19 PRIVATE PLACEMENT. The offer and sale of the Note to Stevia as contemplated hereby is exempt from the registration requirements of the Securities Act.

     3.20 TRANSACTIONS WITH AFFILIATES. None of the officers, managers or member managers of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of options and/or warrants, and other than relating to services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, manager, member manager, or such employee or, to the Company's Knowledge, any entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.21 COMPLIANCE WITH LAWS. The Company is not (i) subject to the terms or provisions of any material judgment, decree, order, writ or injunction or (ii) in violation of any terms or provisions of any laws, rules, or regulations, except where such violations do not and are not likely to have a Material Adverse Effect.

     3.22 COMPLIANCE WITH CORPORATE INSTRUMENTS AND LAWS. The Company is not in violation of any provisions of its Articles of Organization or operating agreement as currently in effect. The Company is in compliance in all material respects with all applicable laws, statutes, rules, and regulations of all governmental and regulatory authorities which are applicable and the compliance with which is material to the Company or its assets or business. All licenses, franchises, permits and other governmental authorizations held by the Company and which are material to its business are valid and sufficient in all respects for the business presently carried on by the Company.

     3.23 CONSENTS. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority or other Person on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, or issuance of Note other than, if required, filings or qualifications under applicable federal or state securities laws.

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     3.24 EMPLOYEE BENEFIT PLANS.

     (a) Schedule 3.24(a) lists or describes each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) maintained or contributed to by (or required to be maintained or contributed to by) the Company on behalf of any current or former employee of the Company or with respect to which the Company has any liability, and each other plan, arrangement, policy or understanding (whether written or oral) relating to retirement, compensation, deferred compensation, bonus, phantom stock, unit appreciation or other equity incentive compensation, severance, fringe benefits or any other employee benefits maintained or contributed to by (or required to be maintained or contributed to by) the Company for the benefit of any current or former employee of the Company or with respect to which the Company has any liability. Each item listed or required to be listed on Schedule 3.24(a) is referred to herein as an "EMPLOYEE BENEFIT PLAN." The Company is not a participating or contributing employer in any "multiemployer plan" (as defined in Section 3(37) of ERISA) nor has the Company incurred any withdrawal liability with respect to any multiemployer plan or any liability in connection with the termination or reorganization of any multiemployer plan. No Employee Benefit Plan or other arrangement provides or could require the Company to provide post-employment welfare benefits other than as required under Section 4980B of the Internal Revenue Code of 1986, as amended (the "CODE").

     (b) Each Employee Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a determination letter to that effect from the Internal Revenue Service (the "IRS"), and nothing has occurred since the date of such letter that would prevent any such Employee Benefit Plan from remaining so qualified. Except as set forth and described in reasonable detail on Schedule 3.24(b), each Employee Benefit Plan and any related trust, insurance contract or fund has been administered and maintained in form and operation in all material respects in accordance with its respective terms and the terms of any applicable collective bargaining agreements and in compliance with all applicable laws and regulations, including ERISA and the Code. Neither the Company, nor any fiduciary of or trustee to any Employee Benefit Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code. All contributions, premiums or other payments required to be made prior to the Closing Date with respect to any Employee Benefit Plan have been made on a timely basis.

     (c) Except as set forth and described in reasonable detail on Schedule 3.24(c), none of the Employee Benefit Plans obligates the Company to pay any separation, severance, termination or similar benefit solely as a result of any transaction contemplated by this Agreement or solely as a result of a change in control or ownership within the meaning of Section 280G of the Code. No unfunded liability exists under any Employee Benefit Plan.

     (d) Except as set forth on Schedule 3.24(d), (i) no asset of the Company is subject to any lien under ERISA or the Code; (ii) the Company has not incurred any liability under Title IV of ERISA or to the Pension Benefit Guaranty Corporation with respect to any "employee benefit plan" (as such term is defined under Section 3(3) of ERISA) that has ever been maintained or contributed to by the Company or any ERISA Affiliate; and (iii) there are no pending or, to the Company's Knowledge threatened actions, suits, investigations or claims with respect to any Employee Benefit Plan (other than routine claims for benefits) which could result in any liability (other than liabilities relating to threatened actions, suits, investigations or claims that are unknown) to the Company (whether direct or indirect), and the Company does not have any knowledge of any facts which could give rise to (or be expected to give rise to) any such actions, suits, investigations or claims.

     (e) With respect to each Employee Benefit Plan, the Company has furnished to Stevia true and complete copies of (i) the plan documents, summary plan descriptions and summaries of material modifications and other material employee communications, (ii) the most recent determination letter received from the Internal Revenue Service, (iii) the Form 5500 Annual Report (including all schedules and other attachments) for the most recent three years, (iv) all related trust agreements, insurance contracts or other funding agreements which implement such plans and (v) all contracts relating to each such plan, including

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service  provider  agreements,   insurance  contracts,   investment   management
agreements and recordkeeping agreements.

     3.25 EMPLOYEES.

     (a) To the Company's Knowledge, except as set forth on Schedule 3.25(a), no key employee and no group of employees of the Company has any plans to terminate or modify his or her status as an employee of the Company. There are no claims, actions, proceedings or investigations pending or, to the Company's Knowledge, threatened against the Company with respect to or by any employee or former employee of the Company. The Company has not experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company has not engaged in any unfair labor practices in violation of applicable law. The Company has no knowledge of any organizational effort presently made or threatened by or on behalf of any labor union with respect to employees of the Company. To the Company's Knowledge, no employee of the Company is currently or has ever been excluded from participation in the Medicare or Medicaid programs pursuant to applicable laws or regulations.

     (b) The Company has complied in all material respects with all applicable laws relating to the employment or labor, including provisions thereof relating to wages, hours, equal opportunity, fair labor standards, nondiscrimination, workers compensation, collective bargaining and the payment of social security and other taxes. The Company has paid to its employees and independent contractors or have properly accrued all bonuses, commissions and all other forms of incentive or deferred compensation that such employees or independent contractors earned with respect to the 2013 calendar year. Other than as set forth on Schedule 3.25(b), the Company has no obligations, commitments or is subject to any arrangements pursuant to which the Company is or may become obligated to pay any all bonuses, commissions and all other forms of incentive or deferred compensation.

     3.26 ENVIRONMENTAL AND SAFETY MATTERS.Except as set forth in Schedule 3.26:
-------------

     (a) The Company has at all times complied and is in compliance with all applicable Environmental and Safety Requirements, including all applicable Environmental and Safety Requirements related to the treatment, storage, disposal, transportation, handling and release of Hazardous Materials.

     (b) The Company has not received any written notice, report or other information regarding any actual or alleged violation of Environmental and Safety Requirements, or any liabilities or potential liabilities, including any investigatory, remedial or corrective obligations, arising under Environmental and Safety Requirements.

     (c) To the Company's Knowledge, the Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released, or exposed any Person to, any substance, including any Hazardous Materials, or owned or operated any property or facility (and no such property or facility is contaminated by any Hazardous Materials or other substance) so as to give rise to any current or future liabilities, including any liability
(other than unknown liabilities) for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, or any investigative, corrective or remedial obligations, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Solid Waste Disposal Act, as amended, or any other applicable Environmental and Safety Requirements.

     (d) The Company has not assumed, undertaken or otherwise become subject to any liability (other than unknown liabilities), including any obligation for corrective or remedial action, of any other Person relating to Environmental and Safety Requirements.

     (e) The Company has furnished to Stevia all environmental audits, reports and other material environmental documents, if any, relating to the Company and its Affiliates' or its predecessors' past or current properties, facilities or operations which are in its possession or under its reasonable control.

     3.27 INSURANCE. The Company has in place policies of insurance in amounts and scope of coverage as set forth on Schedule 3.27. Each such policy is in full force and effect and all premiums are currently paid in accordance with the terms of such policy or accrued. The Company has not received any notice that any policy will be cancelled or will not be renewed. The insurance coverage for the Company's business is customary for businesses of similar size engaged in similar lines of business.

     3.28 WARRANTY MATTERS. Except as disclosed on Schedule 3.28, there are no existing or, to the Company's Knowledge, threatened product liability, warranty, failure to adequately warn or any other similar claims against the Company primarily relating to the Company's products that are inconsistent with the amounts generally shown for warranty liability reserve in the Financial Statements.

     4. REPRESENTATIONS AND WARRANTIES OF STEVIA

     Stevia represents to the Company as follows:

     4.1 ORGANIZATION AND STANDING. Stevia is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted.

     4.2 CORPORATE POWER AND AUTHORITY. Stevia has all requisite legal and corporate power to enter into, execute, deliver and perform its obligations under this Agreement, the Security Agreement and the Note (collectively, the "TRANSACTION DOCUMENTS"). The Transaction Documents are valid and binding obligations of Stevia, enforceable in accordance with their terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

     4.3 LITIGATION. There are no pending actions, suits or proceedings against or affecting Stevia, or any of its properties; and to the actual knowledge of the executive officers and directors of Stevia, after due inquiry ("STEVIA'S KNOWLEDGE"), no such actions, suits or proceedings are threatened or contemplated. Neither Stevia, nor any director or officer thereof, is the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to Stevia's Knowledge, there is not pending or contemplated, any investigation by any regulatory body involving Stevia or any current or former director or officer of Stevia.

     4.4 INVESTMENT. Stevia is acquiring the Note and the Conversion Units (the "SECURITIES") for Stevia's own account, and not directly or indirectly for the account of any other Person. Stevia is acquiring the Securities for investment and not with a view to distribution or resale thereof except in compliance with the Securities Act and any applicable state law regulating securities.

     4.5 REGISTRATION OF SECURITIES. Stevia must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act and therefore cannot and will not be sold unless it is subsequently registered under the Securities Act or an exemption from such registration is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Securities Act will become available. Transfer of the Securities has not been registered or qualified under any applicable state law regulating securities and therefore the Securities cannot and will not be sold unless it is subsequently registered or qualified under any such act or an exemption therefrom is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

     4.6 ACCREDITED INVESTOR. Stevia represents and warrants to, and covenants with, the Company that Stevia is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act and Stevia is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities hereunder, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities.

     4.7 ACCESS TO INFORMATION. Stevia acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers, managers or member managers concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and Stevia has received such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested. Stevia understands that the Note and Conversion Units are speculative investments, which involve a high degree of risk of loss of Stevia's entire investment.

     4.8 SOPHISTICATION. Stevia further represents and warrants that Stevia has such business or financial expertise as to be able to protect Stevia's own interests in connection with an investment in the Securities. Stevia further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of such investment. Stevia also represents that it has not been organized for the purpose of acquiring securities.

     4.9 NO BROKERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against Stevia or the Company for any commission fee or other compensation as a finder or broker because of any act or omission of Stevia or any agent for Stevia.

     4.10 FURTHER ASSURANCES. Stevia agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

     5. INDEMNIFICATION

     5.1 COMPANY'S INDEMNIFICATION OF STEVIA. To the extent permitted by law, the Company shall defend, indemnify and hold harmless Stevia from and against any and all losses, claims, judgments, liabilities, demands, charges, suits, penalties, costs or expenses, including court costs and attorneys' fees resulting from any claim, demand, suit, action or proceeding brought by any third party ("CLAIMS AND LIABILITIES") with respect to or arising from (i) the breach of any warranty or any inaccuracy of any representation made by the Company in this Agreement, or (ii) the breach of any covenant or agreement made by the Company in this Agreement.

     5.2 STEVIA'S INDEMNIFICATION OF COMPANY. To the extent permitted by law, Stevia shall defend, indemnify and hold harmless the Company from and against any and all Claims and Liabilities with respect to or arising from (i) the breach of any warranty or any inaccuracy of any representation made by Stevia in this Agreement, or (ii) the breach of any covenant or agreement made by Stevia in this Agreement.

     5.3 CLAIMS PROCEDURE. Promptly after the receipt by any indemnified party (the "INDEMNITEE") of notice of the commencement of any action or proceeding against such Indemnitee, such Indemnitee shall, if a claim with respect thereto is or may be made against any indemnifying party (the "INDEMNIFYING PARTY") pursuant to this Section 5, give such Indemnifying Party written notice of the commencement of such action or proceeding and give such Indemnifying Party a copy of such claim and/or process and all legal pleadings in connection therewith. The failure to give such notice shall not relieve any Indemnifying Party of any of its indemnification obligations contained in this Section 5, except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party. Such Indemnifying Party shall have, upon request within thirty (30) days after receipt of such notice, but not in any event after the settlement or compromise of such claim, the right to defend, at its own expense and by its own counsel reasonably acceptable to the Indemnitee, any such matter involving the asserted liability of the Indemnitee; provided, however, that if the Indemnitee determines that there is a reasonable probability that a claim may materially and adversely affect it, other than solely as a result of money payments required to be reimbursed in full by such Indemnifying Party under this Section 5 or if a conflict of interest exists between Indemnitee and the Indemnifying Party, the Indemnitee shall have the right to defend, compromise or settle such claim or suit; and, provided, further, that such settlement or compromise shall not, unless consented to in writing by such Indemnifying Party, which shall not be unreasonably withheld, be conclusive as to the liability of such Indemnifying Party to the Indemnitee. In any event, the Indemnitee, such Indemnifying Party and its counsel shall cooperate in the defense against, or compromise of, any such asserted liability, and in cases where the Indemnifying Party shall have assumed the defense, the Indemnitee shall have the right to participate in the defense of such asserted liability at the Indemnitee's own expense. In the event that such Indemnifying Party shall decline to participate in or assume the defense of such action, prior to paying or settling any claim against which such Indemnifying Party is, or may be, obligated under this Section 5 to indemnify an Indemnitee, the Indemnitee shall first supply such Indemnifying Party with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or, failing such judgment or decree, the terms and conditions of the settlement or compromise of such claim. An Indemnitee's failure to supply such final court judgment or decree or the terms and conditions of a settlement or compromise to such Indemnifying Party shall not relieve such Indemnifying Party of any of its indemnification obligations contained in this Section 5, except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party. If the Indemnifying Party is defending the claim as set forth above, the Indemnifying Party shall have the right to settle the claim only with the consent of the Indemnitee.

     5.4 EXCLUSIVE REMEDY. Each of the parties hereto acknowledges and agrees that, from and after the Effective Date, its sole and exclusive monetary remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this
Section 5, except that nothing in this Agreement shall be deemed to constitute a waiver of any injunctive or other equitable remedies or any tort claims of, or causes of action arising from, intentionally fraudulent misrepresentation, willful breach or deceit.

6. CONFIDENTIALITY

     Stevia represents to the Company that, at all times during the Company's offering of the Note, Stevia has maintained in confidence all non-public information regarding the Company received by Stevia from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate an investment in the Securities until such information (a) becomes generally publicly available other than through a violation of this provision by Stevia or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) Stevia shall give the Company at least fifteen
(15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise his best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

7. COVENANTS OF THE COMPANY

     7.1 PARTICIPATION IN FUTURE FINANCING.

     (a) From the date hereof until the expiration of the Maturity Date (as defined in the Note), upon the sale by the Company of Units (or any securities of the Company which would entitle the holder thereof to acquire at any time Units, including, without limitation, any debt, preferred units, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Units) for cash consideration (a "SUBSEQUENT FINANCING"), Stevia shall have the right to participate in such Subsequent Financing up to an amount equal to 50% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing.

     (b) At least five (5) business days prior to the anticipated closing of the Subsequent Financing, the Company shall deliver to Stevia a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask Stevia if it wants to review the details of such financing (such additional notice, a "SUBSEQUENT FINANCING NOTICE"). Upon the request of Stevia, and only upon a request by Stevia, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) business day after such request, deliver a Subsequent Financing Notice to Stevia. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

     (c) If Stevia desires to participate in such Subsequent Financing, it must provide written notice to the Company by not later than 5:30 p.m. (CST) on the fourth (4th) business day after Stevia has received the Pre-Notice that Stevia is willing to participate in the Subsequent Financing, the amount of Stevia's participation, and representing and warranting that Stevia has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from Stevia as of such fourth (4th) business day, Stevia shall be deemed to have notified the Company that it does not elect to participate and the Company shall have the right to enter into the Subsequent Financing, without the participation of Stevia on the same terms.

     (d) Notwithstanding the foregoing, this Section 7.1 shall not apply in respect of the issuance of (a) Units or options to employees, officers, managers or members of the Company pursuant to any option plan duly adopted for such purpose, by a majority of the managers of the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Units issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the managers of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

     7.2 PLACEMENT AGENT. If the Company enters into a Subsequent Financing and utilizes the services of a placement agent during such Subsequent Financing, then prior to the closing of such Subsequent Financing, the Company shall deliver to Cova Capital Partners, LLC ("COVA") a written notice describing the proposed terms for the engagement of a placement agent for such Subsequent Financing, and provide a three (3) business day period from Cova's receipt of such notice during which Cova may accept an engagement as the Company's placement agent on the terms set forth in the written notice. If such acceptance is not received by the Company prior to the expiration of the three (3) business day period, the Company may engage another placement agent on substantially similar terms as set forth in its written notice to Cova. The Company shall have no obligations hereunder to Cova if the Company enters into a Subsequent Financing without the assistance of a placement agent.

     7.3 RIGHT OF FIRST REFUSAL. From the date hereof until the five (5) year anniversary of the Effective Date (the "ROFR PERIOD"), the Company shall not, directly or indirectly through an Affiliate, enter into any agreement or consummate any transaction relating to the management rights for distribution of the Company's products in Asia with any Person other than Stevia (a "THIRD-PARTY TRANSACTION") except in compliance with the terms and conditions of this Section 7.3.

     (a) If, at any time during the ROFR Period, the Company receives a bona fide written offer for a Third-party Transaction that the Company desires to accept (each, a "THIRD-PARTY OFFER"), the Company shall, within seven (7)
business days following receipt of the Third-party Offer, notify Stevia in writing (the "OFFER NOTICE") of the identity of all proposed parties to such Third-party Transaction and the material financial and other terms and conditions of such Third-party Offer (the "MATERIAL TERMS"). Each Offer Notice constitutes an offer made by the Company to enter into an agreement with Stevia on the same Material Terms of such Third-party Offer (THE "ROFR OFFER").

     (b) At any time prior to the expiration of the fourteen (14) business day period following Stevia's receipt of the Offer Notice (the "EXERCISE PERIOD"), Stevia may accept the ROFR Offer by delivery to the Company of a written notice of acceptance of the Material Terms provided, however, that Stevia is not required to accept any non-financial terms or conditions contained in any Material Terms that cannot be fulfilled by Stevia as readily as by the Person making the Third-party Offer (e.g., an agreement conditioned upon the services of a particular individual or the supply of a product exclusively under the control of such third-party offeror), however Stevia must agree to terms which are as similar to such terms as commercially reasonable.

     (c) If, by the expiration of the Exercise Period, Stevia has not accepted the ROFR Offer, and provided that the Company has complied with all of the provisions of this Section 7.3, at any time following the expiration of the Exercise Period, the Company may consummate the Third-party Transaction with the counterparty identified in the applicable Offer Notice, on Material Terms that are the same or more favorable to the Company as the Material Terms set forth in the Offer Notice. If such Third-party Transaction is not consummated within a thirty (30) day period, the terms and conditions of this Section 7.3 will again apply and the Company shall not enter into any Third-party Transaction during the ROFR Period without affording Stevia the right of first refusal on the terms and conditions of this Section 7.3.

     7.4 LEGAL FEES. The Company has reserved for, and shall pay, the legal fees of Stevia in connection with the transactions contemplated under this Agreement in the amount of $10,000, with the full amount payable upon the Closing Date.

     7.5 SENIORITY. From and after the Closing Date and until the earlier of full conversion under the Note or the expiration of the maturity date thereunder, no indebtedness or other claim against the Company shall be issued which is senior to the Note in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby). Nothing in this Agreement shall restrict the Company's right to obtain additional financing via a factoring agreement or similar facility.

     7.6 INFORMATION RIGHTS

     (a) FINANCIAL INFORMATION.

         (i) QUARTERLY FINANCIAL STATEMENTS. The Company shall deliver to Stevia as soon as practicable after the end of each fiscal quarter of the Company, but in any event within thirty (30) days thereafter, unaudited statements of operations and cash flows of the Company for such quarter, and a balance sheet of the Company as of the end of such quarter, such quarterly financial reports to be in reasonable detail.

         (ii) ANNUAL FINANCIAL STATEMENTS. The Company shall deliver to Stevia as soon as practicable after the end of each fiscal year of the Company, but in any event within one hundred twenty (120) days thereafter, unaudited statements of operations and cash flows of the Company for such year, and a balance sheet of the Company as of the end of such year, such year-end financial reports to be in reasonable detail.

     (b) OTHER INFORMATION; CONFIDENTIALITY. The Company shall deliver Stevia such other information reasonably requested by Stevia and a copy of any other reports or correspondence provided to all of the holders of Units (in their capacities as members) at the same time as such reports or correspondence is provided to the holders of Units, PROVIDED that Stevia agrees to use the same degree of care as Stevia uses to protect its own confidential information, and in no event less than a  reasonable  degree of care,  to keep  confidential  any
information   furnished  to  Stevia  that  the  Company   identifies   as  being
confidential or proprietary (so long as such information is not in the public domain). The provisions of Section 7.6(a) and this Section 7.6(b) shall not be in limitation of any rights which Stevia may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances, and accounts, under applicable law.

     (c) TERMINATION OF INFORMATION RIGHTS. The information rights granted under this Section 7.6 shall expire upon the earlier of (i) the closing of the first underwritten offering of the Company's securities to the public pursuant to an effective registration statement under the Securities Act, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

8. MISCELLANEOUS

     8.1 SURVIVAL. All representations and warranties of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the earlier of (i) date that is the second anniversary of the Effective Date, or (ii) the date that the Note has been fully paid or fully converted in accordance with Section 4.1 of the Note, whereupon such representations and warranties will expire.

     8.2 SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth above, the rights and obligations of Company and Stevia under this Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8.3 ASSIGNMENT. Stevia may assign its rights and obligations hereunder, including the rights to any or all of the Conversion Units, without the prior written consent of the Company, provided that Stevia provides prior notice to the Company of any such assignment and such assignment is in compliance with the applicable securities laws. The Company may assign this Agreement and its rights hereunder without the prior consent of Stevia in connection with a merger, consolidation, sale of all or substantially all of the Company's assets or similar transaction.

     8.4 GOVERNING LAW. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflict of laws provisions of the State of Colorado or of any other state.

     8.5 AMENDMENT OR WAIVER. Any term of this Agreement may be amended and provisions may be waived by Stevia and the Company, either retroactively or prospectively, upon the written consent of the Company and Stevia. Any term of this Agreement may be amended or waived with the written consent of Company and Stevia. Any amendment or waiver effected in accordance with this Section shall be binding upon any future holder of the Note and the Company. A waiver signed by a Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the party's rights or remedies.

     8.6 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two
(2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified; or (iv) one (1) business day after transmission by telecopier with confirmation of successful transmission. Notices shall be delivered (i) if to Stevia, to the address and contact information for Stevia set forth on the Signature Page of this Agreement, and (ii) if to the Company, 156 Sinclair Road., Snowmass Village, CO 81615, attention: Paul Casey Puckett, or at such other address as any party may designate by giving written notice to the other party.

     8.7 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in whole or in part or in any respect, or in the event any one or more of the provisions of this Agreement operate or would prospectively operate to invalidate this Agreement, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement. In such instance, this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein and the remaining provisions of this Agreement shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

     8.8 DELAYS OR OMISSIONS. No delay or omission on the part of Stevia in exercising any right under this Agreement shall operate as a waiver of such right or of any other right of Stevia, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

     8.9 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not define or limit any terms or provisions hereof.

     8.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be
detached  from  multiple   separate   counterparts  and  attached  to  a  single
counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

                                COMPANY:

                                 YOPCP, LLC

                                 By:
                                      ------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                      ------------------------------------------

                                 INVESTOR:

                                 STEVIA CORP.

                                 By:
                                      ------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                      ------------------------------------------

                                 Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------




                   [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

                                    EXHIBIT A

               FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT B

                           FORM OF SECURITY AGREEMENT